Exhibit 6

                             JOINT FILING AGREEMENT

The undersigned hereby agree to jointly file a statement on Schedule 13D, together with any amendments thereto (collectively, the "Schedule 13Ds"), with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be signed in counterpart copies:

Dated:  January 23, 2006
                                       St. Cloud Capital Partners, L.P.

                                       By:  SCGP, LLC
                                       Its:  General Partner

                                       By: /s/ Marshall S. Geller
                                           -------------------------------
                                       Name:   Marshall S. Geller
                                       Title:  Senior Managing Member


                                       SCGP, LLC

                                       By: /s/ Marshall S. Geller
                                           -------------------------------
                                       Name:   Marshall S. Geller
                                       Title:  Senior Managing Member


                                       St. Cloud Capital, LLC

                                       By: /s/ Marshall S. Geller
                                           -------------------------------
                                       Name:   Marshall S. Geller
                                       Title:  Senior Managing Director


                                       /s/ Marshall S. Geller
                                       -----------------------------------
                                       Marshall S. Geller